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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                FEBRUARY 19, 1999

                            CS WIRELESS SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                      333-3288                23-2751747
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)

           1101 SUMMIT AVENUE
              PLANO, TEXAS                                           75074
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (972) 398-5300

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ITEM 5.  OTHER EVENTS

     CS Wireless Systems, Inc. (the "Company") announced on February 19, 1999 the departures of David E. Webb, the Company's Chief Executive Officer, and Thomas Dixon, the Company's Executive Vice President. A copy of the press release announcing the departures is annexed to this Form 8-K as Exhibit
99.1. Jared Abbruzzese, the Company's Chairman of the Board, was appointed to the position of Acting Chief Executive Officer. Mr. Abburzzese serves as Chief Executive Officer of CAI Wireless Systems, Inc. ("CAI"), the largest stockholder of the Company. Derwood Edge, Senior Vice President and Chief Systems Officer of CAI, was appointed as the Acting Chief Operating Officer of the Company.

ITEM 7.      FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND
             EXHIBITS

         (c)  Exhibits

              99.1       Press Release dated February 19, 1999

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: March 2, 1999                   CS WIRELESS SYSTEMS, INC.

                                           BY: /s/  Albert G. McGrath, Jr.
                                               ---------------------------
                                               ALBERT G. MCGRATH, JR.
                                               VICE PRESIDENT